Exhibit 10.04

     AGREEMENT OF AMENDMENT NO. 6

    THIS AGREEMENT OF AMENDMENT NO. 6 (this "Amendment") is dated as of June  , 2001, effective as of May 29, 2001, among GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS ("GE Capital"), GMAC COMMERCIAL MORTGAGE CORPORATION ("GMAC CMC") and ALADDIN GAMING, LLC ("Aladdin Gaming").

    GE Capital and Aladdin Gaming have heretofore executed that certain Facilities Agreement, dated as of June 26, 1998, as amended (the "Facilities Agreement"), and pursuant thereto that certain Master Lease Agreement, dated as of June 26, 1998, (the "Lease Agreement;" and together with the Facilities Agreement being sometimes hereinafter collectively referred to as the "Agreements"). Capitalized terms used herein without definition shall have the meaning given them in the Agreements.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

    SECTION 1. AMENDMENTS TO FACILITIES AGREEMENT. The Facilities Agreement is amended as follows:

    Section 1.1.  The definitions, and any amendments thereto, contained in that certain Seventh Amendment to Credit Agreement, dated as of June 15, 2001, effective as of May 29, 2001 ("Seventh Amendment"), are hereby incorporated into the Facilities Agreement and the Agreements.

    Section 1.2.  The following proviso shall be added to the end of Section 12(a)(3):

    "; provided, however, in no event shall such 30 day notice period apply to any monetary obligation of the Sponsors under the Keep-Well Agreement, it being expressly understood that performance by the Sponsors thereunder shall be required in accordance with the terms of the Keep-Well Agreement."

    SECTION 2. Conditions to Effectiveness. This Amendment shall be and become effective on the date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied.

    Section 2.1 Execution of Documents.  GE Capital and GMAC CMC have received counterparts of (i) this Amendment executed by Authorized Representatives of Aladdin Gaming and the Administrative Agent; (ii) the Seventh Amendment executed by the Authorized Representative of the parties thereto; and (iii) delivery of such other items required by GE Capital and GMAC CMC.

    Section 2.2 Incumbency, etc.  GE Capital and GMAC CMC shall have received a certificate, dated as of the date of this Amendment, of an Aladdin Gaming Authorized Representative:

  (i)
  as to the incumbency and signatures of the Person or Persons authorized to execute and deliver this Amendment and any instruments or agreements required hereunder,

  (ii)
  as to an attached copy of one or more resolutions or other authorizations of the manager of Aladdin Gaming certified by the Authorized Representative of such manager as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and any instruments or agreements required hereunder, and

  (iii)
  that the Organizational Documents of Aladdin Gaming have not been modified since the date on which they were last delivered to GE Capital,

upon which certificate GE Capital and GMAC CMC may conclusively rely until they shall have received a further certificate of an Authorized Representative of Aladdin Gaming canceling or amending such prior certificate.

    Section 2.3 Fees.  All reasonable fees and costs and expenses of Ober, Kaler, Grimes & Shriver and other professionals employed by GE Capital and GMAC CMC and all other reasonable expenses of the GE Capital and GMAC CMC in connection with the negotiation, execution and delivery of this Amendment and the transactions contemplated herein shall have been paid in full.

    Section 2.4  Satisfactory Legal Form. GE Capital and GMAC CMC shall have received all information, approvals, opinions, documents or instruments as GE Capital and GMAC CMC may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of Aladdin Gaming shall be reasonably satisfactory in form and substance to GE Capital and GMAC CMC.

    Section 2.5 Defaults.  After giving effect to the Seventh Amendment and this Amendment, the following statements shall be true and correct: (i) to the best knowledge of Aladdin Gaming, no act or condition exists which, with the giving of notice or passage of time, would constitute a "Default" or "Event of Default" (as defined in the Credit Agreement, the Facilities Agreement and the Discount Note Indenture) and (ii) no material adverse change has occurred in the financial condition, business, property, prospects or ability of Aladdin Gaming to perform in all material respects its obligations under any Operative Document or any of the documents evidencing and securing the FF&E Financing to which it is a party.

    Section 2.6 Consents and Approvals.  All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, GE Capital and GMAC CMC and the Discount Note Indenture Trustee) or holder of any Indebtedness or Obligation of Aladdin Gaming, that are necessary or, in the reasonable opinion of GE Capital and GMAC CMC, advisable in connection with the execution, delivery and performance of this Amendment, by all parties hereto or thereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance reasonably satisfactory to GE Capital and GMAC CMC.

    Section 2.7 Delivery of Amendment.  Aladdin Gaming shall have delivered this Amendment to all Persons entitled under the Operative Documents to receive delivery hereof.

    Section 2.8 Opinions.  GE Capital and GMAC CMC shall have received such opinions of counsel as it deems necessary, dated as of the date of this Amendment and addressed to GE Capital and GMAC CMC, which shall be in form and substance satisfactory to GE Capital and GMAC CMC.

    SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce GE Capital and GMAC CMC to enter into this Amendment, Aladdin Gaming hereby reaffirms, as of the date of this Amendment, its representations and warranties contained in Section 8 of the Facilities Agreement and additionally represents and warrants unto GE Capital and GMAC CMC as set forth in this Section 3.

    Section 3.1 Matters Pertaining to the Facilities Agreement and the Discount Note Indenture.  Aladdin Gaming has performed in all material respects its obligations under the Agreements and the Discount Note Indenture. After giving effect to this Amendment and the Seventh Amendment, to the best knowledge of Aladdin Gaming, no act or condition exists which, with the giving of notice or passage of time, would constitute a "Default" or "Event of Default" (as defined in the Credit Agreement, the Facilities Agreement and the Discount Note Indenture). No material adverse change has occurred with respect to the financial condition, business, property, prospects or ability of Aladdin Gaming to perform in all material respects its obligations under any Operative Document or the Facilities Agreement.

    Section 3.2 Due Authorization, Non-Contravention, etc.  The execution, delivery and performance by Aladdin Gaming of this Amendment and each other document executed or to be executed by it in connection with this Amendment are within Aladdin Gaming's powers, have been duly authorized by all necessary action, and do not

  (a)
  contravene Aladdin Gaming's Organizational Documents;

  (b)
  contravene any contractual restriction binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties;

  (c)
  contravene any court decree or order or Legal Requirement binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties; or

  (d)
  result in, or require the creation or imposition of, any Lien on any property of Aladdin Gaming, except as expressly permitted by the Operative Documents,

and GE Capital and GMAC CMC may conclusively rely on such representation and warranty.

    Section 3.3 Government Approval, Regulation, etc.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by Aladdin Gaming or any other Person of this Amendment or any other document to be executed by it or any other Person in connection with this Amendment.

    Section 3.4 Validity, etc.  This Amendment constitutes, and each other document executed by Aladdin Gaming in connection with this Amendment, on the due execution and delivery thereof, will constitute, the legal, valid and binding obligations of Aladdin Gaming enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

    Section 3.5 Limitation.  Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Facilities Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and modifications set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement, the Facilities Agreement, any Operative Document, the Discount Note Indenture or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of Aladdin Gaming or any other Person which would require the consent of GE Capital and GMAC CMC, or the Discount Note Indenture Trustee or any other Person.

    Section 3.6 Offsets and Defenses.  Aladdin Gaming has no offsets or defenses to its obligations under the Agreements and no claims or counterclaims against GE Capital or GMAC CMC.

    Section 3.7 Release by Aladdin Gaming.  (a) As an inducement to GE Capital and GMAC CMC to enter into this Amendment, Aladdin Gaming hereby releases and discharges GE Capital and GMAC CMC, and their respective successors and assigns, and all officers, directors, employees, agents, representatives, insurers and attorneys of each of them from all actions, counterclaims, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity, against GE Capital and GMAC CMC, and/or their successors and assigns which Aladdin Gaming ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Amendment (the "Released Claims").

    (b) In order to induce GE Capital and GMAC CMC to accept the release set forth herein on behalf of, Aladdin Gaming represents that:

      (i)  such release constitutes a legal, valid and binding obligation of Aladdin Gaming, enforceable against it in accordance with its terms. The execution and delivery of, and the performance and compliance by Aladdin Gaming with such release will not conflict with, or constitute on the part of Aladdin Gaming a violation or breach of, or a default under, and will not require any authorization, consent, approval or other action by, or any notice to, or filing with any court or administrative body or any other Person pursuant to, any mortgage, deed of trust, loan agreement, trust agreement or other agreement or instrument to which Aladdin Gaming or any of its property is subject or any laws and other governmental requirements; and

      (ii) Aladdin Gaming (A) has not sold, transferred, conveyed, abandoned or otherwise disposed of any of the Released Claims, whether or not known, suspected or claimed that Aladdin Gaming has, had or may have, against GE Capital and GMAC CMC, and/or any of their successors, predecessors (including, without limitation, all predecessors by virtue of merger) and assigns, as the case may be and (B) has sought the advice of counsel with respect to the execution and delivery of this Amendment and Aladdin Gaming understands the legal implications with respect to the release set forth herein and the other documents executed by Aladdin Gaming in connection herewith.

    (c) Aladdin Gaming hereby acknowledges that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of the release set forth herein, but that it is Aladdin Gaming's intention to, and it does, hereby fully, finally and forever settle the Released Claims; in furtherance of such intention, Aladdin Gaming acknowledges that the release set forth herein shall be and remain in effect as a full and complete release, notwithstanding the subsequent discovery or existence of any such additional or different facts.

    SECTION 4. MISCELLANEOUS PROVISIONS.

    Section 4.1. Ratification of and References to the Facilities Agreement.  This Amendment shall be deemed to be an amendment to the Facilities Agreement, and the Facilities Agreement, as amended by this Amendment, shall continue in full force and effect and is hereby ratified, approved and confirmed in each and every respect. All references to the Facilities Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Facilities Agreement, as amended by this Amendment.

    Section 4.2 Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

    Section 4.3 Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

    Section 4.3 Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

    Section 4.5 Operative Document.  This Amendment is an Operative Document executed pursuant to the Facilities Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Facilities Agreement.

    Section 4.6 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    Section 4.7 Counterparts.  This Amendment may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

    Section 4.8 Reservation of Rights.  Aladdin Gaming agrees that this Amendment and GE Capital and GMAC CMC's consent thereto either before or after the date hereof shall not constitute (x) a waiver or forbearance by GE Capital and GMAC CMC under any of the Operative Documents, (y) the acceptance by GE Capital and GMAC CMC of any course of conduct by Aladdin Gaming, the Completion Guarantors or any other Person, or (z) an agreement by GE Capital and GMAC CMC to amend any of the Operative Documents or waive any of the provisions thereof without a corresponding amendment of the Senior Credit Agreement or waiver from the Administrative Agent on behalf of the Lenders, as the case may be. Aladdin Gaming further agrees that GE Capital and GMAC CMC reserve all rights, remedies and options under the Operative Documents to require Aladdin Gaming to satisfy in all respects the conditions relating to each Funding and perform all of its obligations under the Operative Documents which are then due and owing or are susceptible of performance, as the case may be.

    IN WITNESS WHEREOF, this Agreement of Amendment No. 6 Agreement has been duly executed as of the date first above written.

ALADDIN GAMING, LLC	GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS
By:	By:
Name:	Name:
Title:	Title:
GMAC COMMERCIAL MORTGAGE CORPORATION
By:
Name:
Title:

PURSUANT TO SECTION 5.1(C) OF THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF JUNE 30, 1998, BY AND AMONG THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, AND ALADDIN GAMING, LLC, THE UNDERSIGN CONSENTS TO THE EXECUTION OF THE FOREGOING AMENDMENT BY ALADDIN GAMING, LLC.

THE BANK OF NOVA SCOTIA, As Administrative Agent
By:
Name:
Title: